Corporate Overview

September 2008

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions, Inc. through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. These forward-looking statements reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions, the size and timing of federal contract awards, performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of the Company, including the Company's Form
10-K for year ended December 31, 2007 and Form 10-Q for the quarter ended June 30, 2008.  The Company expressly disclaims any intention or obligation to update any forward-looking statements.

Evolution of Identity Management

Security, Defense and
Intelligence Issues

Industry Players

ID Management
Industry

L-1 Drives the Development of a
New Industry to Better Focus on
Identity Issues

Secure Credentialing

Biometrics

Access Control

Enrollment Services

Government Security
Consulting

L-1 Strategic Vision

Be the premier identity solutions company with customized and interoperable solutions and services that meet any ID program requirements, on time and in budget

Remain at the forefront of the latest advances in multi-modal biometric recognition capabilities as a means to uniquely identify individuals

Use advanced technologies to produce the most secure identification documents possible that serve as proof of identity

Offer government consulting services that address the most important areas of security and intelligence in the U.S. today

Our commitment to shareholders is a disciplined fiscal
operating model that delivers strong and predictable results

Achieve organic growth in excess of 20% annually complemented by a focused acquisition strategy

Profitable, with solid margins and strong cash flow

Deliver exceptional shareholder value

L-1 Identity Solutions

L-1 Identity Solutions Company

Secure Credentialing

Biometrics

Enrollment Services

Government Security Consulting

Human Intelligence

Engineering and Analytical Solutions

Information Technology

Enterprise Access Control

Proven management team and 2,200+ employees globally

Headquartered in Stamford, CT with offices
located throughout the U.S. and Europe

U.S. based technology development

NYSE: ID

L-1 IDENTITY SOLUTIONS
L-1 IDENTITY SOLUTIONS SECURE CREDENTIALING DIVISION
L-1 IDENTITY SOLUTIONS BIOMETRICS DIVISION
L-1 IDENTITY SOLUTIONS BIOSCRYPT ENTERPRISE ACCESS SOLUTIONS
L-1 IDENTITY SOLUTIONS ENROLLMENT SERVICES DIVISION
L-1 IDENTITY SOLUTIONS GOVERNMENT SERVICES DIVISION

Customer-Driven Divisions

Biometrics
Division

Live scan

ABIS

Iris

Facial Recognition

Fingerprint

Mobile ID

Jail Management

Criminal

Secure
Credentialing
Division

Passports, Visas,
Passport Card, BCC

CAC

Driver’s License

Automated skills
testing

National ID

Voter Registration

Authentication

Access Control
Division

Fingerprint

Facial – 3D

Logical

ID Solutions

Government
Security Consulting
Services

Intelligence Services

Engineering &
Analytical Solutions

Information
Technology Services

Enrollment Services
Division

HAZPRINT

TWIC

Civil

- Day worker
- Healthcare
- Financial
- Insurance
- School employees
- Government employees

Criminal / law
enforcement

ID Services

Customer-Driven Divisions

Secure Credentialing Division

Produced more than 500M secure

credentials to date

High resolution, non-fading image printing

Central issuance, over-the-counter,
hybrid DMV solutions

Key contracts

State driver’s licenses

Passport Card

Border Crossing Card

U.S. Passport

Combined with Digimarc ID Systems,
L-1 supports driver’s licenses
and ID cards in 41 states

International ID cards for 29 countries globally

Biometrics Division

Pier-T

TouchPrint™
Booking Stations

DFR®
Readers

FaceIt®Quality
Assessment
and Capture
Software

TP-4800 Palm,
Slap & Roll

TP-4100

Photo Image
Capture and
Matching
System

Large Scale Multi-Biometric Search Engines
   ABIS®with Finger Face and/or Iris Matching

DoD ABIS (finger, face and iris)

State Driver’s Licenses

National ID & Voter Registration

State Department

Visa applications

70 million+ record database,
largest in the world!

Biometrics Division

DoD Biometric
Fusion Center

FBI

CJIS

Other
Governmental
Organizations

DoD

Organizations

Arrestees

Biometrics Division

Detainees, Locally
Employed Personnel, etc.

Force Protection
Initiatives (FPI, MNFI)

Criminal Master Files

Enemy Prisoner of
War Records

Submission Sources

Terrorist/Crime
Scenes (Latent Prints)

Biometric Identification
System for Access

U.S. Government Agencies

Ingests Information from Any
Source and Searches Against Any
Biometric or Multiple Biometric

ABIS®

Biometrics Division

HIIDE™ - Finger Face and Iris

Integrated Biometric
Identity System
(IBIS) – Credential
and Fingerprint
Matching System

Identity Verification: Mobile ID

HIIDE™ Expansion Module
(EM) Jumpkits

HIIDE device

HIIDE Expansion Module

L-1 TouchPrint ™ 4100 Live Scan device for
slap and roll fingerprint capture

Battery

All in a highly compact and ruggedized case

NO LAPTOP REQUIRED

Access Control Solutions Division

Biometric physical and logical access control

Finger, face and/or iris physical access control linked to
logical access control security

ID enrollment software and mobile solutions

Strong presence in the commercial enterprise market with
over 400 global customers and an install base of over
260,000 access control units

Significant partners including Kronos, Honeywell, ADI,
Lenel and HP, among others

HSPD-12 PIV
Access System

Walkthrough
Facial Access
System

Wall Mounted Iris Access

Logical Access Credential
Manager

Enrollment Services Division

Total business & technology infrastructure for
outsourcing biometric capture

500+ locations across the USA and Canada

Presence in 46 states

4M people printed
to date

Service >1.2M
customers annually

Key contracts

HAZPRINT

HSPD-12

TWIC

State pre-employment
programs

Gov’t Security Consulting Services Divisions

Counterterrorism

Information sharing and analysis

Counterintelligence

Behavioral science

Vulnerability assessments

Surveillance and surveillance
detection

Computer forensics

Operational support

Training

Intelligence Services

formerly SpecTal

Imagery analysis

Spectral science, hyperspectral / multi-
spectral systems

Geospatial systems

Model making and prototype fabrication

Engineering & Analytical Solutions

formerly McClendon

Information assurance

Systems engineering

Telecommunications R&D

Public safety consulting

Information Technology Solutions

formerly Advanced Concepts

2008 Highlights

             CONTRACT WINS

U.S. Passport Card ($215M,
5 years)

U.S. Border Crossing Card
($24.8M, 5 years)

HIIDEs, PIERs, HIIDE EMs,
Jumpkits (approx.  $16.4M)

Driver’s license extensions
(>$16M)

Project Management Office
Defense Travel System (PMO-
DTS) ($50M, 5 year BPA)

RT program expanded at new
airports and terminals

Support kiosks in 17 U.S. airports

             MILESTONES

Digimarc ID Systems and
Bioscrypt acquisitions
completed

Released latest iris
algorithm, Daugman '08

Enrollment services
processing increased 36%

Introduced 3D face reader
for physical access control

Launched next generation
TenPrint and palm reader

International voter and
national ID systems

Partners

Robust open architecture technologies encourage
many prime contractors look to partner on large
contracts:

Competitive Landscape

Strong Presence

Limited Presence

No Presence

Minimal Presence

Mobile
ID

Full
Hand

Biometric
Data-Mining

AFIS

Facial
Recognition

Intel
Svcs

Live
Scan

Iris

Credentialing
(Pay-by-Click)

ABIS

Quarterly Financial Review

$0.04

$0.03 – $0.05

($0.02)

($0.06)

EPS

$22.5m

$20m - $22m

$14.1m

$3.8m

Adj. EBITDA

$145m

$135m - $145m

$90.1m

$24.9m

Revenues

Q2’08(A)

Q2’08(E)

Q2’07(A)

Q2’06(A)

Q3’08 Forecast

$0.04 – $0.06

$0.02

($0.66)

EPS

$20m - $23m

$19.1m

($1.0)m

Adj. EBITDA

$140m - $150m

$115.5m

$39.8m

Revenues

Q3’08(E)*

Q3’07(A)

Q3’06(A)

*Excludes Digimarc ID Systems business

FY’05/’06/’07 Review and FY’08 Expectations

Free Cash Flow

EPS

Adj. EBITDA

Revenue

($0.2)

($0.37)

$6.6m

$66.2m

FY’05 (A)

$9.0m

($0.71)

$23.6m

$164.4m

FY’06 (A)

$39.7m

$0.24

$60.1m

$389.5

FY’07 (A)

$63m

$0.12

$83m

$565m

FY’08 (E)

$70m

N/A

$101m

$608m

Pro Forma
LTM 6/30/08

(a) After adding back non-recurring charges of $3.3 million

(b) Using mid-point of expected range

(c) Includes ID Systems business of Digimarc, Bioscrypt, ACI & McClendon as if they had been acquired on

      7/1/07 and excludes the impact of non-recurring items

(a)

(a)

(c)

(b)

Total Revenues

(**)

Organic Growth

($ in millions)

(*)    Only includes nine months of Bioscrypt.

(**)    Includes ID Systems business of Digimarc, Bioscrypt, ACI & McClendon as if they had been acquired on 7/1/07 and excludes the impact of non-recurring items

Strong total and organic revenue growth

Proven Revenue Growth Track

Revenue CAGR 105%

(*)

Revenue Mix by Division

LTM 6/30/08 Pro-Forma Includes ID Systems business of Digimarc, Bioscrypt, ACI & McClendon as if they had  been acquired on 7/1/07 and excludes the impact of non-recurring items

($ in millions)

Solid Adjusted EBITDA

EBITDA CAGR 132%

EBITDA          10%               15%              15%              15%                17%
Margins

(a)

(a) Includes ID Systems business of Digimarc, Bioscrypt, ACI & McClendon as if they had been  acquired on 7/1/07 and excludes the impact of non-recurring items

Management’s focus on high value solution offerings, working capital and the growing backlog has led to significant increases in Cash Flow

($ in millions)

(a) Includes ID Systems business of Digimarc, Bioscrypt, ACI & McClendon as if they had been  acquired on 7/1/07 and excludes the impact of non-recurring items

Strong Cash Generation

EBITDA

Unlevered Free Cash Flow

(a)

($ in millions)

Growing Backlog Provides Significant
Visibility and Stability

Ending Backlog

Pro Forma 12/31/07 backlog of $900M represents approximately 90% of
Pro Forma 2008 sales including growth on existing contracts

Backlog is Diversified and Growing

Summary

Multi-modal strategy validated by strong

   customer momentum

Continue to build expertise with talented,

   experienced professionals

Capabilities to address most viable potential

   biometric markets

Address ID management challenges with

   customized solutions

Strong organic revenue, significant decrease of

   operating expenses and profit growth of 20%

Increase growth margin with emphasis on

   software and Intellectual Property

Defined Financial Terms

Adjusted EBITDA

L-1 Identity Solutions uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net  income (loss) interest, income taxes, depreciation, amortization, and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of SFAS 123(R) and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions financial results with other companies in the industry,

many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization,

depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, L-1 Identity Solutions can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry.

Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance.

L-1 Identity Solutions considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical operating trends. However, there are significant limitations to the use of

Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. L-1 Identity Solutions believes that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss)

presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities. A reconciliation of GAAP net income (loss) to Adjusted EBITDA is included in the press release for first Quarter

2008 Financial results. A reconciliation of Adjusted EBITDA to net income for the historical periods has been included in the press releases for the respective periods. No reconciliation has been presented for Pro Forma LTM 6/30/08 since the net income for such period is not available.

Defined Financial Terms

Unlevered Free Cash Flow

Unlevered Free Cash Flow represents cash flow from operating activities, plus interest expense less capital expenditures L-1 believes unlevered free cash flow is a useful measure for assessing the company's liquidity, meeting its debt service requirements and making acquisitions. Unlevered free cash flow is not necessarily comparable to similar measures used by other entities and is not a substitute for

GAAP measures of liquidity such as cash flows from operating activities

Backlog

Backlog represents sales value of rm orders for products and services not yet delivered and, for long term executed contractual arrangements (contracts, subcontracts, and customer commitments), the estimated future sales value of estimated product shipments,

transactions processed and services to be provided over the term of the contractual arrangements, including renewal options expected to be exercised. For contracts with indenite quantities backlog reects estimated quantities based on current activity levels. Backlog will not necessarily result in future revenue because rm orders may be cancelled, rm orders from governmental agencies may remain subject to funding options, renewals may not be exercised by the customers, and the quantities ordered, the volume of transaction processed or services to be provided may be less than estimated. Backlog includes deferred revenues. Contractual arrangements could be cancelled by our customers without penalty for lack of performance. Contracts terminated by our customers for convenience generally would result in recovery of actual costs incurred and prot, if any, on work performed through the date of cancellation